THIRD AMENDMENT TO
            WESTWINDS THIRD AMENDED AND RESTATED
                  TITLE CLEARING AGREEMENT
                          (LAWYERS)

     This Amendment is made and entered into as of July 31, 1996, by and among Fairfield Communities, Inc., a Delaware corporation (referred to herein as "FCI"); Fairfield Myrtle Beach, Inc., a South Carolina corporation and wholly-owned subsidiary of FCI (referred to herein as "FMB"); Fairfield Acceptance Corporation, a Delaware corporation and wholly-owned subsidiary of FCI (referred to herein as "FAC"); Lawyers Title Insurance Company, a Virginia
corporation (referred to herein as "Nominee"); The First National Bank of Boston, Boston, Massachusetts (referred to herein as "Bank of Boston"), as agent and lender to Fairfield pursuant to the FCI Boston Loan Agreement (as hereinafter defined); The First National Bank of Boston, Boston, Massachusetts, as agent and lender to FAC (referred to herein as "Agent Bank") pursuant to the FAC Boston Loan Agreement (as hereinafter defined); and Capital Markets Assurance Corporation, a New York stock insurance company, as collateral agent (referred to herein as "Triple-A Collateral Agent"), pursuant to the Triple-A Credit
Agreement (as hereinafter defined). This Amendment amends that certain Westwinds Third Amended and Restated Title Clearing Agreement dated as of November 15, 1992, as previously amended (the "Agreement"). Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed in the Agreement.

                    W I T N E S S E T H:

     WHEREAS, pursuant to Section 15(b) of the Agreement, FCI, FMB, FAC, Nominee, Bank of Boston and the Agent Bank can amend the Agreement to identify and segregate a separate pool of Sales Contracts and the Intervals relating thereto, which are to be sold or pledged pursuant to a pooling, pledge or sale agreement; and

     WHEREAS, FAC has sold certain Sales Contracts to Fairfield Capital Corporation, a Delaware corporation (referred to herein as "FCC") pursuant to an Amended and Restated Receivables Purchase Agreement, dated as of July 31, 1996 (the "Triple-A Purchase Agreement"), which Sales Contracts have in turn been pledged by FCC to the Triple-A
Collateral Agent for the benefit Triple-A One Funding Corporation, a Delaware corporation (referred to herein as "Triple-A"), pursuant to the Triple-A Credit Agreement; and

     WHEREAS, Bank of Boston and the Agent Bank have released or will have released their lien upon and its interest in the Sales Contracts and the underlying Intervals as a prior condition to their being pledged to the Triple-A Collateral Agent; and

     WHEREAS, the parties hereto wish to amend the Agreement in order to identify and segregate those Sales Contracts and the related Intervals pledged to the Triple-A Collateral
Agent;

     NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

     1. Section 1 of the Agreement is hereby amended by adding thereto the following definitions (and by striking any definitions which are supplanted by the definitions set forth below):

     Bank means,  as appropriate, Bank of  Boston, the Agent
     ----
Bank, the 1992 Purchaser, the 1993-A Trustee or the Triple-A
Collateral Agent, as applicable.

     FAC   means,   as  appropriate,   Fairfield  Acceptance
     ---
Corporation, individually or in its capacity as servicer under the 1993-A Pledge Agreement or the Triple-A Credit
Agreement.

     FAC Boston  Loan Agreement means the  Third Amended and
     --------------------------
Restated Revolving Credit Agreement, dated as of September 28, 1993, between FAC, Bank of Boston and the Agent Bank, as amended pursuant to the First Amendment to Third Amended and Restated Revolving Credit Agreement, dated as of December 9, 1994, between FAC and Agent Bank, and as further amended by the Second Amendment to Third Amended and Restated Revolving Credit Agreement, dated as of December 19, 1994, between FAC, Bank of Boston and the Agent Bank, as amended and in effect from time to time.

     FCC  means Fairfield  Capital  Corporation, a  Delaware
     ---
corporation.

     FCI  Boston  Loan  Agreement  means  the  Amended   and
     ----------------------------
Restated Revolving Credit Agreement, dated as of September 28, 1993, among FCI, Fairfield Myrtle Beach, Inc., Suntree Development Company, St. Andrews Management, Inc., Fairfield Suntree Realty, Inc., and Bank of Boston, as amended pursuant  to the  First  Amendment to  Amended and  Restated
Revolving Credit Agreement, dated as of May 13, 1994, as further amended by Consent Waiver and Agreement, dated as of September 23, 1994, as further amended by Second Amendment to Amended and Restated Revolving Credit Agreement, dated as of December 9, 1994, as further amended by Third Amendment to Amended and Restated Revolving Credit Agreement, dated as of December 19, 1994, as further amended by Fourth Amendment To Amended and Restated Revolving Credit Agreement, dated as of November 20, 1995, and as further amended by Fifth Amendment to Amended and Restated Revolving Credit
Agreement, dated as of January 25, 1996, among FCI, Fairfield Myrtle Beach, Inc., and Bank of Boston, as amended and in effect from time to time.

     L/C Bank  means  The First National Bank of  Boston, as
     --------
L/C Bank under the Triple-A Credit Agreement.

     Loan  Agreement  means,  as  appropriate,  (i) the  FCI
     ---------------
Boston Loan  Agreement, (ii) the FAC Boston  Loan Agreement,
(iii) the 1992 Sale Agreement, (iv) the 1993-A Pledge Agreement, or (v) the Triple-A Credit Agreement. The use of the defined term "Loan Agreement" herein to identify one of the various pooling, pledge or sale agreements is for convenience only and shall not be construed to characterize the assignment or transfer of the related Intervals and Sales Contracts as loan transactions.

     Operating  Agreement   means  the  Third   Amended  and
     --------------------
Restated Operating Agreement dated as of December 9, 1994, between FCI and FAC, as amended.

     Triple-A  means  Triple-A  One  Funding  Corporation, a
     --------
Delaware corporation.

     Triple-A   Collateral   Agent  means   Capital  Markets
     -----------------------------
Assurance Corporation, a New York stock insurance company, as collateral agent for the benefit of itself, Triple-A and L/C Bank pursuant to the Triple-A Credit Agreement.

     Triple-A  Credit Agreement  means that  certain Amended
     --------------------------
and Restated Credit Agreement dated as of July 31, 1996, by and among FAC, as servicer, FCI, FCC, as borrower, the Triple-A Collateral Agent, L/C Bank and Triple-A relating to loans to be made by Triple-A to FCC.

     Triple-A  Intervals means  those  Intervals which  give
     -------------------
rise to certain Sales Contracts pledged, assigned and transferred to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. The Triple-A Intervals are listed on Schedule E attached to this Agreement and made a part hereof, as amended from time to time.

     2. The third sentence of Section 2 of the Agreement is hereby amended to read as follows:

          "Except for those Properties for which the beneficial interest has been transferred to the 1992 Purchase or transferred to FFC or FCC and subsequently pledged to the 1993-A Trustee or the Triple-A Collateral Agent, respectively, the beneficial interest in all the Properties underlying the Sales Contracts conveyed to Nominee pursuant to this Agreement shall originally be in Fairfield, and at such time as the Sales Contracts are transferred to FAC pursuant to the Operating Agreement, the beneficial interest in the Properties underlying those Sales Contracts transferred to FAC shall pass to FAC with the transference of said Sales Contracts."

     3. Subsection 3(b) of the Agreement is hereby amended to read as follows:

          "(b) Nominee's function and responsibility during the existence of this Agreement will be to (i) hold record title to the Properties for the benefit of the other parties hereto, FFC and FCC, (ii) convey title as directed upon the written request of Fairfield or FAC, as applicable, as the beneficial owner at such time, and, if applicable, as servicer under the 1993-A Pledge Agreement or the Triple-A Credit Agreement, except as provided by Section 12 hereof; (iii) contemporaneously with the conveyance of any of the Properties that qualify for deeding in accordance with the terms of the Sales Contracts, pursuant to authorization from the related Bank as set forth herein, cause with respect to such Properties such Bank's underlying Mortgage, if any, to be released of record; (iv) where requested by FCI or a Purchaser, as the case may be, cause to be issued a title insurance policy to the Purchaser provided all title requirements are properly met and the appropriate premium has been paid; and (v) execute such instruments as required to be executed pursuant to Section 11 hereof. Nominee may authorize any third party, including any employee of FAC or FCI, by power of attorney, to execute any instrument required by this Section 3(b)."

     4. The second sentence of Subsection 4(c) of the Agreement is hereby amended to read as follows:

          "Such assignments shall take the form of a 'Document of Sale and Assignment of Beneficial Interest' or a 'Document of Pledge and Assignment of Beneficial Interest,' which shall identify those Sales Contracts and the underlying Properties giving rise to such Sales Contracts. Nominee shall be entitled to rely upon such "Documents of Sale and Assignment of Beneficial Interest" and "Documents of Pledge and
     Assignment of Beneficial Interest" in determining beneficial ownership of and security interests in the Properties."

     5. Section 4 of the Agreement is hereby amended by adding the following paragraph thereto:

          "(f) FCC has provided to Nominee on the Closing Date and Effective Restatement Date (as such terms are defined in the Triple-A Credit Agreement), and FCC will provide to Nominee on Contract Grant Dates (as defined in the Triple-A Credit Agreement), if any, occurring after the Effective Restatement Date, copies of releases and assignments evidencing (i) Bank of Boston's and the Agent Bank's release of their lien upon and their interest in the Triple-A Intervals and the related Sales Contracts, (ii) the transfer of beneficial interest in the Triple-A Intervals and the related Sales Contracts from FAC to FCC pursuant to the Triple-A Purchase Agreement and (iii) the pledge and assignment of the Triple-A Intervals and related Sales Contracts from FCC to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. Upon receipt by the Nominee of any such future releases and assignments, Schedule E shall automatically be deemed to be updated to include the Triple-A Intervals covered by such releases and assignments, and Nominee shall be entitled to rely upon such releases and assignments in determining beneficial ownership of the Triple-A Intervals covered thereby.

          FAC,  as servicer  under the  Triple-A Credit
     Agreement, or the  Triple-A Collateral Agent shall
     provide   Nominee  with   copies  of   any  future
     assignments from Triple-A Collateral Agent to FCC,
     FAC or  FCI, as applicable, of beneficial interest
     in the Triple-A Intervals, which assignments shall
     be in the form of a certificate and shall identify
     the Triple-A Intervals and related Sales Contracts
     assigned  thereby.    To be  effective,  any  such
     assignment  submitted to  Nominee by FAC  shall be
     accompanied  by  an approval,  in writing,  of the
     Triple-A Collateral  Agent.   Upon receipt by  the
     Nominee  of any such  certificates, (i) Schedule E
     shall  automatically be  deemed to  be updated  to
     exclude the  Triple-A  Intervals covered  by  such
     certificates,  (ii) Nominee  shall be  entitled to
     rely   upon   such  certificates   in  determining
     beneficial  ownership  of  the Triple-A  Intervals
     covered  by  such   certificates  and  (iii)   the
     beneficial ownership of the Triple-A Intervals covered by such certificates shall be presumed to be in FCI or FAC, as applicable, and subject to the lien of Bank of Boston and the Agent Bank under the Mortgages on Schedule B."

     6. Subsection 5(c) of the Agreement is hereby amended to read as follows:

          "(c) All payments made by Purchasers pursuant to the terms of their Sales Contract shall be made directly to FCI, FAC, the 1992 Purchaser or FCC, as the case may be, for the benefit of the relevant Bank, if any, pursuant to the terms of the related Loan Agreement. No payments are to be received by Nominee."

     7. Section 6 of the Agreement is hereby amended to read as follows:

           "6. Default  by  Purchaser.  Where Purchaser  has
               ----------------------
     recorded his/her Sales Contract and Purchaser defaults and otherwise refuses to reconvey legal or equitable title to Nominee, Nominee shall assign the recorded
     Sales Contract to FCI or FAC (as applicable, as the beneficial owners of such recorded Sales Contract, or, if applicable, as servicer under the 1993-A Pledge Agreement or the Triple-A Credit Agreement) for foreclosure or other appropriate action. Subject to the provisions of Section 12 hereof, Nominee may rely on the written request of FCI or FAC, as applicable, in regard to the assignment of said recorded Sales Contracts."

     8. The second sentence of Section 10 of the Agreement is hereby amended to read as follows:

          "Each Bank shall indemnify and hold harmless Nominee from any and all claims, demands, actions or causes of action, including all costs and expenses of any nature that Nominee may incur in connection therewith, which relate to or arise out of any action or failure to act of the Nominee, which action or inaction was in good faith pursuant to and in reliance upon written instructions from such Bank to the Nominee."

     9. The first paragraph of Section 12 of the Agreement is hereby amended to read as follows:

          "In the event of default of Fairfield, FAC, FFC or FCC under any of the Loan Agreements, the related Bank shall notify Nominee in writing of such event at such time as notice of such default is given to Fairfield, FAC, FFC or FCC, as the case may be, which writing shall identify those Properties giving rise to Sales Contracts related to the defaulted Loan Agreement and may further instruct Nominee that, with respect to such Properties, Nominee shall act only upon the written instructions of the related Bank and any prior lienholder with respect to such Properties and the related Sales Contracts, whereupon Nominee shall only take action with respect to the Properties identified in the notice, notwithstanding instructions of FCI, FAC, FFC or FCC to the contrary, as directed by the related Bank and any prior lienholder."

     10.  The   second  paragraph  of   Section  12  of  the
Agreement is hereby amended to read as follows:

          "The receipt of any notice of default shall relate only to the specific Loan Agreement identified therein. As to all other Loan Agreements, Nominee shall continue to act upon the written request of Fairfield, FAC, Bank of Boston, the Agent Bank, the 1992 Purchaser, the 1993-A Trustee or the Triple-A Collateral Agent, as the case may be, as to the Properties relating thereto."

     11. Section 13 of the Agreement is hereby amended by adding the following paragraph thereto:

          "Notwithstanding anything herein to the contrary and specifically notwithstanding the provisions of
     Section 3(a) hereof, the interest in Properties related to the Triple-A Intervals granted to the Triple-A
     Collateral Agent by this Agreement and the Triple-A Credit Agreement are hereby deemed superior and senior to any and all interests granted pursuant to the Mortgages listed in Schedule B hereto. The parties hereto acknowledge that Nominee holds title to the Triple-A Intervals for the benefit of the purchasers of the Triple-A Intervals and the Triple-A Collateral Agent, subject only to the terms and conditions of the related Sales Contracts and the Triple-A Credit Agreement, respectively. The Nominee shall not transfer, pledge or assign the Triple-A Intervals except as expressly provided herein. The provisions of this paragraph, however, shall not apply to any Triple-A Intervals that may be granted the Triple-A Collateral Agent by this Agreement and the Triple-A Credit Agreement on Contract Grant Dates (as defined in the Triple-A Credit Agreement), if any, occurring after the Effective Restatement Date (as defined in the Triple-A Credit Agreement), until releases and assignments covering such Property have been delivered to the Nominee in accordance with the requirements of Section 4(f) hereof."

     12. Section 14(c) of the Agreement is hereby amended to read as follows:

          "(c) No party may make an assignment of its interest in this Agreement without obtaining the written consent of the other parties hereto; provided, however, that to the extent permitted by the FCI Boston and FAC Boston Loan Agreements and the Triple-A Credit Agreement, respectively, Bank of Boston, the Agent Bank, and the Triple-A Collateral Agent may be replaced or succeeded as a party to this Agreement without the consent of the other parties hereto. The parties further agree to execute additional documents as may be necessary to carry out the purposes of this Agreement and protect the interests of all parties hereto."

     13. Section 15(b) of the Agreement is hereby amended to read as follows:

     "(b) This Agreement may also be amended solely for the purpose of identifying and segregating a separate pool of Sales Contracts, and the Intervals relating thereto, which are to be sold or pledged pursuant to a pooling, sale or pledge agreement, by an instrument in writing signed by FCI, FMB, FAC, Nominee, Bank of Boston and the Agent Bank. Any amendment undertaken pursuant to this paragraph 15(b) shall not relate to or affect Intervals listed on Schedules C, D or E attached hereto, nor shall it in any way impair or amend the rights of the 1992 Purchaser, the 1993-A Trustee or the Triple-A Collateral Agent under this Agreement. An executed copy of any Amendment undertaken pursuant to this paragraph 15(b) shall be provided to all parties to this Agreement."

     14.  The  third  sentence  of   Section  15(c)  of  the
Agreement is hereby amended to read as follows:

          "Upon termination, title to the Properties shall be conveyed by Nominee in accordance with the written instructions of FCI, FAC, the 1993-A Trustee or the Triple-A Collateral Agent, as the case may be, as the beneficial owner or the assignee of the beneficial ownership of such Properties at such time; except, however, if Nominee has been notified by a Bank in writing that a default has occurred under a Loan Agreement, as described more fully in Section 12 of this Agreement, Nominee shall convey title to the Properties underlying the defaulted Loan Agreement in accordance with the written instructions of the related Bank and first lienholder with respect thereto."

     15. Section 16 of the Agreement is hereby amended by adding thereto the following addresses (and by striking any addresses which are supplanted by the addresses set forth below):


              The First National Bank of Boston
              ---------------------------------

                                   Counsel:
Linda J. Carter                    Marcia Robinson
The First National Bank of Boston  Bingham, Dana & Gould
115 Perimeter Center Place, N.E.   150 Federal Street
Suite 500                          Boston, Massachusetts 02106
Atlanta, Georgia  30346            (617) 951-8535
(770) 390-6500                     Telecopy:  (617) 951-8736
Telecopy:  (770)390-8434


            First Commercial Trust Company, N.A.
            ------------------------------------

                                   Counsel:
Bonnie McKenzie                    Heartsill Ragon, III
First Commercial Trust Company,    Gill Law Firm
   National Association            425 West Capitol
Capitol and Broadway Streets       Little Rock, Arkansas 72201
First Commercial Building,         (501) 376-3800
   7th Floor                       Telecopy:  (501) 372-3359
Little Rock, Arkansas  72201
(501) 371-6702
Telecopy:  (501) 371-6610


            Capital Markets Assurance Corporation
            -------------------------------------

885 Third Avenue, 14th Floor       Counsel:
New York, NY  10022                Marc D. Wassermann, Esq.
Attn:  Head of Exposure            Sidley & Austin
  Management                       1722 Eye Street, NW
(212) 891-8806                     Washington, D.C. 20006
Telecopy:  (212) 755-5462          (202)736-8000
                                   Telecopy:  (202) 736-8711


     16. The Agreement is hereby amended to replace the Schedule E thereto with the Triple-A Intervals described on Exhibit A to this Amendment.

     17. Except as otherwise amended by this Amendment, all provisions of the Agreement remain in full force and effect.

     18. An executed copy of this Amendment shall be provided to all parties to the Agreement.

     19. This Amendment shall be construed in accordance with and governed by the laws of the State of Arkansas. In the event that any clause or provision of this Amendment is declared to be invalid, the invalidity of any such clause or provision shall not affect the remaining clauses and provisions of this Amendment which shall remain in full force and effect.

     20. This Amendment may be executed in one or more counterparts, all of which shall constitute one and the same instrument.



            [THIS SPACE LEFT BLANK INTENTIONALLY]


     DATED as of the date first above written.


                              FAIRFIELD COMMUNITIES, INC.;
                              FAIRFIELD MYRTLE BEACH, INC.

/s/Dawn Peoples               BY: /s/Robert W. Howeth
-----------------------          -----------------------------
Witness                       TITLE: Senior Vice President


                              FAIRFIELD ACCEPTANCE CORPORATION

/s/Dawn Peoples               BY: /s/Robert W. Howeth
------------------------         -----------------------------
Witness                       TITLE: President


                              LAWYERS TITLE INSURANCE CORPORATION


/s/Sherry D. Adkison          BY:/s/Randall E. Cox
------------------------         ----------------------------
Witness                       TITLE:  Senior Vice President


                              THE  FIRST  NATIONAL  BANK  OF BOSTON,
                              as agent and lender  under the FCI
                              Boston Loan Agreement


/s/Paula C. Anderson          BY: /s/Linda J. Carter
------------------------         ----------------------------
Witness                       TITLE: Vice President



                              THE  FIRST  NATIONAL  BANK  OF BOSTON,
                              as agent and lender  under the FAC
                              Boston Loan Agreement


/s/Paula C. Anderson          BY:/s/Linda J. Carter
------------------------         ----------------------------
Witness                       TITLE:Vice President


                              CAPITAL MARKETS ASSURANCE CORPORATION
                              as Triple-A Collateral Agent


/s/Dawn Peoples               BY: /s/Philip Theoharides
-------------------------        ----------------------------
Witness                       TITLE: Vice President






                          EXHIBIT A

                         SCHEDULE E
                         ----------
                     TRIPLE-A INTERVALS

                   GRANTED ON CLOSING DATE
           (April 10, 1995 - Previously Provided)

                    [Information Omitted]











                         ADDENDUM TO
                         -----------
                         SCHEDULE E
                         ----------
                     TRIPLE-A INTERVALS

            GRANTED ON EFFECTIVE RESTATEMENT DATE
                    (September 17, 1996)

                    [Information Omitted]